Initial Public Offering ("IPO")	12 Months Ended
Dec. 31, 2021
Initial Public Offering ("IPO")
Initial Public Offering ("IPO")

3. Initial Public Offering (“IPO”)

In April 2021, the Company completed its IPO on NASDAQ and issued 35,300,000 Class A ordinary shares at the offering price of US$4.25 per share with the net proceeds of RMB896,320 after deducting underwriting discounts and commissions and other offering expenses.

In conjunction with the IPO, the Company adopted the dual-class share structure. A total of 73,973,970 then issued and outstanding ordinary shares were re-designated and re-classed into Class B ordinary shares on a one-for-one basis. Immediately prior to the completion of the IPO, all classes of preferred shares of the Company were converted to 389,598,177 Class A ordinary shares on a one-for-one basis.

Each Class A ordinary share is entitled to one vote and each Class B ordinary share is entitled to 10 votes. Each Class B ordinary share is convertible into one Class A ordinary share at any time at the option of the holders. Except for the voting and conversion rights, holders of Class A ordinary shares and Class B ordinary shares have the same rights.